UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 26, 2007

Frontier Airlines Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51890	20-4191157
(State of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

7001 Tower Road, Denver, Colorado	80249
(Address of principal executive offices)	(Zip Code)

720-374-4200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) At a meeting of the Company’s Board of Directors held on Thursday, July 26, 2007, Mr. Samuel D. Addoms announced his retirement from the Company’s Board of Directors. Mr. Addoms will continue to serve as a member of the Company’s Board of Directors through the remainder of his term, which expires at the Company’s annual meeting on September 6, 2007. As a result of his retirement, Mr. Addoms will not be a nominee for the Company’s Board of Directors to be submitted to shareholders for vote at the annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRONTIER AIRLINES HOLDINGS, INC.

Date: July 27, 2007	By:	/s/ Jeff S. Potter
	Its:	President and CEO

	By:	/s/ Paul H. Tate
	Its:	CFO